CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Eureka Financial Corp, Inc. (the "Company") on Form 10-KSB for the year ended September 30, 2003 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, we, Edward F. Seserko, President and Chief Executive Officer, and Gary
B. Pepper, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 24, 2003




/s/Edward F. Seserko                    /s/Gary B. Pepper
-------------------------------         ------------------------------------
Edward F. Seserko                       Gary B. Pepper
President  and Chief  Executive         Officer Executive Vice President and
                                          Chief Financial Officer



         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.